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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  July 6, 2007


                         AVANT IMMUNOTHERAPEUTICS, INC.
               (Exact name of registrant as specified in charter)


         Delaware                    0-15006                     13-3191702
(State or other jurisdiction  (Commission file number)         (IRS employer
    of incorporation)                                        identification no.)

                                119 Fourth Avenue
                        Needham, Massachusetts 02494-2725
               (Address of principal executive offices) (Zip code)

               Registrant's telephone number, including area code:
                                 (781) 433-0771

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01-Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing.

      On July 6, 2007, AVANT Immunotherapeutics, Inc. (the "Company") received a letter from the Listing Qualifications Department of The NASDAQ Stock Market indicating that the Company is not in compliance with NASDAQ Marketplace Rule 4450(a)(5) (the "Minimum Bid Price Rule") because the closing bid price per share for the Company's common stock has been below $1.00 per share for 30 consecutive business days. This notification has no effect on the listing of the Company's common stock at this time. The Company will have 180 calendar days, or until January 2, 2008, to regain compliance in accordance with Marketplace Rule 4450(e)(2). The Company will seek to regain compliance within the 180-day cure period and is considering alternatives to address compliance with the continued listing standards of The NASDAQ Stock Market.

      To regain compliance with the Minimum Bid Price Rule, the closing bid price of the Company's common stock must remain at $1.00 per share or more for a minimum of ten consecutive business days. If the Company does not regain compliance with The Minimum Bid Price Rule by January 2, 2008, NASDAQ will provide the Company with written notification that its common stock will be delisted. At that time the Company would be permitted to appeal NASDAQ's determination to delist the Company's common stock to a NASDAQ Listings Qualifications Panel. Alternatively, the Company can apply to list its common stock on the Nasdaq Capital Market and NASDAQ will determine whether the Company meets the Nasdaq Capital Market initial listing criteria as set forth in Marketplace rule 4310(c), except for the bid price requirement. If the Company meets the initial listing criteria, NASDAQ will notify the Company that it has been granted an additional 180 calendar days to come into compliance with the Minimum Bid Rule while on the Nasdaq Capital Market.

      On July 10, 2007 the Company issued a press release announcing its receipt of the notification letter. A copy of the press release is attached hereto as
Exhibit 99.1.


Item 9.01.  Financial Statements and Exhibits.

   (d) Exhibits

     Exhibit
     Number    Description of Exhibit

     99.1      AVANT Immunotherapeutics, Inc. Press Release, dated July 10, 2007



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      AVANT IMMUNOTHERAPEUTICS, INC.

Dated: July 10, 2007                  By:     /s/ Avery W. Catlin
                                             -----------------------------------
                                              Avery W. Catlin
                                              Title: Senior Vice President and
                                                     Chief Financial Officer

                                  EXHIBIT INDEX

The following designated exhibit is furnished herewith:

 Exhibit
 Number        Description of Exhibit

 99.1          AVANT Immunotherapeutics, Inc. Press Release, dated July 10, 2007